UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2026

Datavault AI Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, Suite 2400 Philadelphia, Pennsylvania 19103
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 627-4716

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) Non-Reliance Determination

On October 20, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors of Datavault AI Inc. (the “Company”), together with management concluded that, for the reasons described below, (i) the unaudited condensed consolidated financial statements as of and for the three and nine months ended September 30, 2025, included in the Company’s Quarterly Report on Form 10-Q, filed on November 14, 2025; (ii) the audited consolidated financial statements as of and for the year ended December 31, 2025, included in the Company’s Annual Report on Form 10-K, filed on March 18, 2026; (iii) the unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2026, included in the Company’s Quarterly Report on Form 10-Q, filed on May 15, 2026; and (iv) the unaudited condensed consolidated financial statements as of and for the three and six months ended June 30, 2026, included in the Company’s Quarterly Report on Form 10-Q, filed on August 19, 2026 (collectively, the “Affected Financial Statements”), should no longer be relied upon.

Similarly, any related previously issued earnings releases, press releases, investor presentations and other communications describing the Company’s financial results or related financial information for the affected periods should no longer be relied upon to the extent they reflect or are based upon the Affected Financial Statements.

Background and Nature of Error

On September 25, 2025, the Company entered into a securities purchase agreement with Scilex pursuant to which Scilex agreed to purchase 15,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and a pre-funded warrant to purchase 263,914,094 shares of Common Stock for consideration equal to $150 million, payable in Bitcoin at a spot rate of $112,915.52 per Bitcoin, or approximately 1,328.43 Bitcoin (the “Scilex Equity Purchase”). On September 26, 2025 and November 25, 2025, Scilex credited 1,309.04 Bitcoin to the Company’s digital wallet maintained at BICONOMY PTE. LTD. (“Biconomy”) through an off-chain transfer, reflecting a reduction of 19.39 Bitcoin in respect of cash advances, made by Scilex to the Company, between the signing of the Scilex Equity Purchase and the final closing thereof. Between September 26, 2025, and January 30, 2026, the Company sold 491.431 Bitcoin reflected as credited to its Biconomy account back to Scilex through an off-chain transfer in exchange for approximately $40.5 million in cash (the “Bitcoin Exchange Transactions”). In June 2026, the Company requested a withdrawal of Bitcoin from the digital wallet maintained at Biconomy to an external account and has, as of the date of this Current Report on Form 8-K, been unable to complete the withdrawal.

Subsequent to the issuance of the Affected Financial Statements and following a review of the transaction, the Company determined that the Bitcoin associated with the Scilex Equity Purchase did not meet the requirements for recognition as a digital asset of the Company. Therefore, the Company determined that the Scilex Equity Purchase should result in the recognition of a subscription receivable arising from the issuance of the Common Stock, presented as a reduction of stockholders’ equity in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 505-10-45-2 (Receivables From the Issuance of Equity) and Rule 5-02.29 (Common Stocks) of Regulation S-X. The Company determined that amounts received from the Bitcoin Exchange Transactions should reduce the subscription receivable due from Scilex. The identification and evaluation of these errors is preliminary, unaudited and may be subject to change (including the potential identification of additional errors) as the Company completes its procedures and restates the Affected Financial Statements.

Summary of Impacts

The Company is continuing to determine the adjustments necessary to correct the Affected Financial Statements, including any related effects on income statement items, cash flows and disclosures. Although the precise effects of the accounting corrections on the financial statements for each affected period have not yet been finalized, the restatements are expected to reduce the Company’s total assets by $8.1 million, $92.2 million, $57.1 million, and $49.0 million as of September 30, 2025, December 31, 2025, March 31, 2026, and June 30, 2026, respectfully, and as a result of reflecting the transaction as a subscription receivable, the Company is expected to reverse the effects of the associated crypto asset gains/losses.

Going Concern Considerations

Management’s evaluation under ASC 205-40 (Presentation of Financial Statements—Going Concern), in connection with the Affected Financial Statements, considered the Bitcoin balances then recognized as digital assets as a source of liquidity. Because Bitcoin balances will no longer be presented as an asset and the collection of amounts owed by Scilex is uncertain, management is reassessing its going concern evaluation and related disclosures for the year ended December 31, 2025 and the quarter ended March 31, 2026, including whether Bitcoin balances previously recognized as digital assets should have been considered available sources of liquidity. The ultimate effect of the restatement on those evaluations has not yet been determined.

Restatement Process

The Company intends to restate the Affected Financial Statements in appropriate filings with the Securities and Exchange Commission (“SEC”). The Company has not yet determined the timing of those filings. Investors, analysts and other persons should not rely on the Affected Financial Statements or related financial information described above until restated financial information is made available. The Company’s review of the financial statements and evaluation of its internal control over financial reporting is ongoing and the Company may identify additional errors, which may lead to delays.

Management, under the oversight of the Audit Committee, is continuing to evaluate whether the accounting errors described above indicate any deficiencies in the Company’s internal control over financial reporting, including whether any such deficiencies constitute a material weakness and any related implications for the Company’s disclosure controls and procedures. As of the date of this Current Report on Form 8-K, management has not completed its evaluation or determined whether its previously disclosed conclusions regarding the effectiveness of such controls require revision. The Company intends to provide any additional disclosures regarding these matters as required in its applicable filings with the SEC.

Communications with Independent Registered Public Accounting Firms

The Audit Committee and management have discussed the matters disclosed in this Item 4.02 with CBIZ CPAs P.C, the Company’s current independent registered public accounting firm, and BPM LLP, the Company’s former independent registered public accounting firm.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “could,” “continue,” “expects,” “intends,” “may,” “plans,” “potential,” “should,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this Current Report on Form 8-K include statements regarding the nature and anticipated accounting treatment of the accounting errors described herein, the scope and impact of the restatement of the Affected Financial Statements, the Company’s plans to restate the Affected Financial Statements, the timing and outcome of its accounting review, management’s going concern assessment, and management’s ongoing evaluation of the Company’s internal control over financial reporting and disclosure controls and procedures. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially, including the possibility of additional adjustments or changes to the Company’s conclusions as its review progresses; the possibility that management may identify deficiencies, including material weaknesses, in internal control over financial reporting or determine that previously disclosed conclusions regarding the effectiveness of its controls require revision; delays in filing restated financial statements and periodic reports, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026; the Company’s ability to maintain compliance with Nasdaq continued listing requirements; the Company’s ability to continue as a going concern and obtain additional financing; the Company’s reliance on a third-party custodian and the creditworthiness of Scilex; the outcome of efforts to collect amounts from Scilex or obtain the cooperation of Biconomy; and litigation, regulatory inquiries or investigations relating to the restatement. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this Current Report on Form 8-K and the other documents the Company files with the SEC are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAVAULT AI INC.

By:	/s/ Brett Moyer
	Name:	Brett Moyer
	Title:	Chief Financial Officer

Date: October 26, 2026